Exhibit 99.2

                    CERTIFICATION OF CFO PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with this Quarterly Report of Nutritional Sourcing Corporation (the "Company") on Form 10-Q for the quarterly period ended February 22, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel J. O'Leary, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  July 31, 2003


                                     /s/ Daniel J. O'Leary
                                               ---------------------------
                                               Daniel J. O'Leary
                                               Chief Financial Officer